                                  EXHIBIT 99.1

                          CADENCE DESIGN SYSTEMS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        JULY 3, 2004 AND JANUARY 3, 2004
                                 (IN THOUSANDS)

                                                            JULY 3, 2004   JANUARY 3, 2004
                                                            ------------   ---------------
                                                            (UNAUDITED)
Current Assets:
   Cash and cash equivalents                                $    389,721   $       384,525
   Short-term investments                                         21,989            33,898
   Receivables, net of allowance for doubtful accounts of
      $9,328 and $9,067, respectively                            347,631           348,680
   Inventories                                                    24,144            16,926
   Prepaid expenses and other                                     71,227            58,212
                                                            ------------   ---------------
      Total current assets                                       854,712           842,241

Property, plant and equipment, net                               398,535           403,847
Goodwill                                                         984,690           922,797
Acquired intangibles, net                                        244,503           237,508
Installment contract receivables, net                             74,354           121,627
Other assets                                                     239,059           289,882
                                                            ------------   ---------------
Total Assets                                                $  2,795,853   $     2,817,902
                                                            ============   ===============

Current Liabilities:
   Accounts payable and accrued liabilities                      261,516           243,450
   Current portion of deferred revenue                           242,580           238,478
                                                            ------------   ---------------
      Total current liabilities                                  504,096           481,928
                                                            ------------   ---------------
Long-term Liabilities:
   Long-term portion of deferred revenue                          14,588            16,287
   Convertible notes                                             420,000           420,000
   Other long-term liabilities                                   290,050           327,406
                                                            ------------   ---------------
      Total long-term liabilities                                724,638           763,693
                                                            ------------   ---------------

Stockholders' Equity                                           1,567,119         1,572,281
                                                            ------------   ---------------
Total Liabilities and Stockholders' Equity                  $  2,795,853   $     2,817,902
                                                            ============   ===============

                          CADENCE DESIGN SYSTEMS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
      FOR THE QUARTERS AND SIX MONTHS ENDED JULY 3, 2004 AND JUNE 28, 2003
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                           QUARTERS ENDED                SIX MONTHS ENDED
                                                                     ----------------------------   ----------------------------
                                                                     JULY 3, 2004   JUNE 28, 2003   JULY 3, 2004   JUNE 28, 2003
                                                                     ------------   -------------   ------------   -------------
Revenue:
   Product                                                           $    165,286   $     160,774   $    320,023   $     309,232
   Services                                                                37,253          34,801         69,617          67,189
   Maintenance                                                             84,540          81,006        163,163         163,212
                                                                     ------------   -------------   ------------   -------------
      Total revenue                                                       287,079         276,581        552,803         539,633
                                                                     ------------   -------------   ------------   -------------
Costs and Expenses:
   Cost of product                                                         15,043          16,881         33,557          34,245
   Cost of services                                                        23,295          24,456         46,394          48,851
   Cost of maintenance                                                     13,465          14,533         27,170          30,133
   Marketing and sales                                                     80,172          82,620        161,395         166,235
   Research and development                                                91,090          88,376        178,241         173,498
   General and administrative                                              20,205          20,107         39,973          46,784
   Amortization of acquired intangibles                                    16,021          15,066         31,931          29,906
   Amortization of deferred stock compensation                              8,194           7,851         16,152          13,932
   Restructuring and other charges                                          2,929           1,352          8,364           1,352
   Write-off of acquired in-process technology                              7,000           3,800          7,000           5,500
                                                                     ------------   -------------   ------------   -------------
      Total costs and expenses                                            277,414         275,042        550,177         550,436
                                                                     ------------   -------------   ------------   -------------
         Income (loss) from operations                                      9,665           1,539          2,626         (10,803)

   Interest expense                                                        (1,699)           (640)        (3,256)         (1,314)
   Other expense, net                                                      (3,215)         (7,898)        (5,844)        (11,407)
                                                                     ------------   -------------   ------------   -------------
         Income (loss) before provision (benefit) for income taxes          4,751          (6,999)        (6,474)        (23,524)

   Provision (benefit) for income taxes                                       948          (1,695)        (1,522)         (5,182)
                                                                     ------------   -------------   ------------   -------------
         Net income (loss)                                           $      3,803   $      (5,304)  $     (4,952)  $     (18,342)
                                                                     ============   =============   ============   =============
Basic net income (loss) per share                                    $       0.01   $       (0.02)  $      (0.02)  $       (0.07)
                                                                     ============   =============   ============   =============
Diluted net income (loss) per share                                  $       0.01   $       (0.02)  $      (0.02)  $       (0.07)
                                                                     ============   =============   ============   =============
Weighted average common shares outstanding                                272,362         267,887        272,210         268,128
                                                                     ============   =============   ============   =============
Weighted average common and potential common shares
   outstanding - assuming dilution                                        278,645         267,887        272,210         268,128
                                                                     ============   =============   ============   =============

                          CADENCE DESIGN SYSTEMS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE SIX MONTHS ENDED JULY 3, 2004 AND JUNE 28, 2003
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                               SIX MONTHS ENDED
                                                                                            ----------------------
                                                                                             JULY 3,      JUNE 28,
                                                                                              2004          2003
                                                                                            ---------    ---------
Cash and Cash Equivalents at Beginning of Period                                            $ 384,525    $ 371,327
                                                                                            ---------    ---------
Cash Flows from Operating Activities:
   Net Loss                                                                                    (4,952)     (18,342)
   Adjustments to reconcile net loss to net cash provided by operating activities:
      Depreciation and amortization                                                            92,870       95,215
      Amortization of deferred stock compensation                                              16,152       13,932
      Equity in loss from investments, net                                                     11,150        5,382
      Gain on sale of investments                                                              (7,297)          --
      Write-off of investment securities                                                        1,924        4,460
      Write-off of acquired in-process technology                                               7,000        5,500
      Proceeds from sale of receivables                                                         5,149       27,880
      Provisions for losses on trade accounts receivable and sales returns                         14       13,582
      Other non-cash items                                                                       (263)       3,249
      Changes in operating assets and liabilities, net of effect of acquired and disposed businesses:
         Receivables                                                                            1,080       (5,078)
         Inventories                                                                           (7,218)      (1,663)
         Prepaid expenses and other                                                            (5,968)      (2,859)
         Installment contract receivables                                                      43,741      (33,529)
         Other assets                                                                           1,050       20,953
         Accounts payable and accrued liabilities                                             (11,569)     (89,712)
         Deferred revenue                                                                       1,885       (6,802)
         Other long-term liabilities                                                           16,272        8,393
                                                                                            ---------    ---------
            Net cash provided by operating activities                                         161,020       40,561
                                                                                            ---------    ---------

Cash Flows from Investing Activities:
  Proceeds from sale and maturities of short-term investments - available-for-sale              3,557           --
  Proceeds from the sale of long-term investments                                               6,942           --
  Proceeds from sale of equipment                                                               3,625           --
  Purchases of property, plant and equipment                                                  (33,688)     (40,105)
  Purchases of software licenses                                                                 (650)      (2,282)
  Investment in venture capital partnerships and equity investments                           (13,417)      (9,402)
  Net cash paid  in business combinations                                                     (96,803)    (102,353)
                                                                                            ---------    ---------
            Net cash used for investing activities                                           (130,434)    (154,142)
                                                                                            ---------    ---------

Cash Flows from Financing Activities:
  Proceeds from credit facility                                                                    --       45,000
  Principal payments on credit facility and capital leases                                       (321)     (63,247)
  Payment of convertible notes issuance costs                                                  (1,920)          --
  Proceeds from issuance of common stock                                                       45,866       28,796
  Purchases of treasury stock                                                                 (69,846)     (61,964)
                                                                                            ---------    ---------
            Net cash used for financing activities                                            (26,221)     (51,415)
                                                                                            ---------    ---------

                                                                                            ---------    ---------
Effect of exchange rate changes on cash                                                           831          882
                                                                                            ---------    ---------

                                                                                            ---------    ---------
Net increase (decrease) in cash and cash equivalents                                            5,196     (164,114)
                                                                                            ---------    ---------

                                                                                            ---------    ---------
Cash and Cash Equivalents at End of Period                                                  $ 389,721    $ 207,213
                                                                                            =========    =========

                          CADENCE DESIGN SYSTEMS, INC.
                                   (UNAUDITED)

REVENUE MIX BY GEOGRAPHY (% OF TOTAL REVENUE)

                                             2003                        2004
                             ------------------------------------    ------------
GEOGRAPHY                     Q1      Q2      Q3      Q4     YEAR     Q1      Q2
                             ----    ----    ----    ----    ----    ----    ----
 North America                 55%     54%     59%     64%     58%     53%     57%
 Europe                        17%     15%     19%     16%     17%     16%     19%
 Japan                         20%     22%     13%     13%     17%     22%     14%
 Asia                           8%      9%      9%      7%      8%      9%     10%
TOTAL                         100%    100%    100%    100%    100%    100%    100%

REVENUE MIX BY PRODUCT GROUP (% OF TOTAL REVENUE)

                                             2003                        2004
                             ------------------------------------    ------------
PRODUCT GROUP                 Q1      Q2      Q3      Q4     YEAR     Q1      Q2
                             ----    ----    ----    ----    ----    ----    ----
 Functional Verification       20%     18%     18%     20%     19%     20%     20%
 Digital IC Design             24%     22%     27%     20%     23%     25%     21%
 Custom IC Design              27%     28%     27%     27%     27%     27%     24%
 Design for Manufacturing       9%     10%      7%     13%     10%      6%      9%
 System Interconnect            8%      9%      8%     10%      9%     10%      9%
 Services & Other              12%     13%     13%     10%     12%     12%     17%
TOTAL                         100%    100%    100%    100%    100%    100%    100%

Note: Product Group total revenue includes Product + Maintenance